                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C.  20549


                                    Form 8-K/A

                   Amendment #1 to Form 8-K Filed July 2, 1996

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 19, 1996



                                    DeVRY INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)




       DELAWARE                      0-12751                 36-3150143
    -------------                  -----------              ------------
    (State or other          (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                        Indentification
     incorporation)                                         No.)


         One Tower Lane
    Oakbrook Terrace, Illinois                                60181
    --------------------------                              --------
    (Address of principal                                  (Zip Code)
     executive offices)


                                (630) 571-7700
                             -------------------
                            (Registrant's telephone
                             number, including area
                             code)








    Exhibit Index is on Page 20                Total Number of Pages is 21

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------
This Form 8-K/A amends Item 7, Financial Statements, Pro Forma Financial Information and Exhibits of the Company's Current Report on Form 8-K dated June 19, 1996, and filed July 2, 1996, as follows:

1. Item 7(a) is being amended to include the required financial statements of Becker CPA Review Course which was acquired by the Company on June 19, 1996.

2. Item 7(b) is being amended to include the required pro forma financial statements with respect to the acquisition of Becker CPA Review Course by the Company on June 19, 1996.

3. Item 7(c) is being amended to include an additional exhibit related to the financial statements included herein.

ITEM  7 - FINANCIAL STATEMENTS AND EXHIBITS INDEX
- -----------------------------------------------------

The following documents are filed as part of this report:
                                                               8-K/A
                                                            Report Page
                                                            -----------
     (a)  Financial Statements of Business Acquired

     The following financial statements of Becker CPA
     Review Course are included on pages 4 through 15 of this report:

     Report of Independent Accountants                           5

     Combined Balance Sheets at April 30, 1996 and 1995          6

     Combined Statements of Income for the years ended
     April 30, 1996 and 1995                                     7

     Combined Statements of Cash Flows for the years
     ended April 30, 1996 and 1995                               8

     Combined Statements of Shareholder's and Partners'
     Equity for the years ended April 30, 1996 and 1995          9

     Notes to Combined Financial Statements                   10 - 15

     (b)  Pro Forma Financial Information

     The following pro forma combined financial statements of DeVry Inc. and Becker CPA Review
     Course are included on pages 16 through 18 of this report:

     Explanation of Pro Forma Combined Financial Statement      16

     Pro Forma Combined Statement of Income for the year
     ended June 30, 1996                                        17

     Notes to Pro Forma Combined Financial Statement            18

     (c)  Exhibits

     See Exhibit Index located on page 20


SIGNATURES                                                      19

EXHIBIT INDEX                                                   20

        BECKER CPA REVIEW COURSE


        REPORT AND FINANCIAL STATEMENTS


        APRIL 30, 1996 AND 1995

                      REPORT OF INDEPENDENT ACCOUNTANTS
                      ---------------------------------


July 19, 1996


To the Board of Directors and Shareholder of Becker CPA Review Course of California, and the Partners of Becker CPA Review Course, Ltd.


In our opinion, the accompanying combined balance sheets and the related combined statements of income, combined statements of shareholder's and partners' equity and combined statements of cash flows present fairly, in all material respects, the financial position of the Becker CPA Review Course (the Course)(see Note 1) at April 30, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Course's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, substantially all of the net combined assets of the Course were sold effective June 19, 1996.


Price Waterhouse LLP
Los Angeles, California

                        BECKER CPA REVIEW COURSE

                        COMBINED BALANCE SHEETS
                        -----------------------
                                                          April 30,
                                                      ------------------
                                                      1996          1995
                                 ASSETS               ----          ----
                                 ------
Current assets:
  Cash and cash equivalents                        $1,028,000    $1,502,000
  Receivables (Note 3)                                708,000       853,000
  Receivable from Newton D. Becker (Notes 4 and 6)  1,206,000       304,000
                                                   ----------    ----------
    Total current assets                            2,942,000     2,659,000
                                                   ----------    ----------
Property and equipment, at cost:
  Equipment                                         2,137,000     2,054,000
  Leasehold improvements                              774,000       751,000
                                                   ----------    ----------
                                                    2,911,000     2,805,000

Less accumulated depreciation                      (2,545,000)   (2,402,000)
                                                   ----------    ----------
    Total property and equipment, net                 366,000       403,000
                                                   ----------    ----------
Other assets                                          165,000        90,000
Intangible asset-employee benefit plan (Note 8)             -        43,000
                                                   ----------    ----------
                                                   $3,473,000    $3,195,000
                                                   ==========    ==========

                         LIABILITIES AND EQUITY
                         ----------------------
Current liabilities:
  Accounts payable, accrued expenses,
   and accrued pension (Note 8)                    $  692,000    $  739,000
  Refunds due students                                975,000       975,000
  Deferred income taxes (Note 5)                       20,000        20,000
                                                   ----------    ----------
    Total current liabilities                       1,687,000     1,734,000
                                                   ----------    ----------
Commitments and contingent liabilities (Note 7)

Shareholder's and partners' equity (Note 1)         1,786,000     1,461,000
                                                   ----------    ----------
                                                   $3,473,000    $3,195,000
                                                   ==========    ==========

        See accompanying notes to combined financial statements.

                        BECKER CPA REVIEW COURSE

                      COMBINED STATEMENTS OF INCOME
                      -----------------------------
                                                         Year Ended
                                                          April 30,
                                                      ------------------
                                                      1996          1995
                                                      ----          ----
Revenues:
  Tuition and fees                                $19,809,000   $19,623,000
  Interest income                                     122,000       170,000
                                                  -----------   -----------
                                                   19,931,000    19,793,000
Expenses:                                         -----------   -----------
  Contract services -
   Instructors                                      3,432,000     3,249,000
   Interviewers, administration, and
    campus representative coordinators              2,121,000     2,007,000
  Administrative salaries, wages and
   employee benefits                                2,371,000     2,508,000
  Classroom supplies                                1,589,000     1,501,000
  Classroom rentals                                 1,891,000     1,775,000
  Postage and telephone                               900,000       881,000
  Direct mail and advertising                         859,000       909,000
  Professional fees                                   215,000       295,000
  Travel                                              399,000       403,000
  Reproduction and printing                           462,000       353,000
  Pension cost                                        128,000       202,000
  Other general and administrative                  1,401,000     1,277,000
                                                  -----------   -----------
                                                   15,768,000    15,360,000
                                                  -----------   -----------
Income before royalty                               4,163,000     4,433,000

Royalty (Note 4)                                    3,669,000     3,880,000
                                                  -----------   -----------
   Net income                                     $   494,000   $   553,000
                                                  ===========   ===========

        See accompanying notes to combined financial statements.

                        BECKER CPA REVIEW COURSE

                   COMBINED STATEMENTS OF CASH FLOWS
                   ---------------------------------
                                                         Year Ended
                                                          April 30,
                                                      ------------------
                                                      1996          1995
                                                      ----          ----
Cash flows from operating activities:
Net income                                         $  494,000    $  553,000
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                       220,000       232,000
  Changes in assets and liabilities -
   Receivables                                        145,000        36,000
   Other assets                                       (75,000)      (24,000)
   Intangible asset - employee benefit plan            43,000       174,000
   Accounts payable, accrued expenses
    and accrued pension                               (47,000)      (17,000)
   Refunds due students                                             155,000
                                                   ----------    ----------
        Net cash provided by operating activities     780,000     1,109,000
                                                   ----------    ----------
Cash flows from investing activities:
  Purchase of equipment                              (183,000)     (261,000)
                                                   ----------    ----------
        Net cash used in investing activities        (183,000)     (261,000)
                                                   ----------    ----------
Cash flows from financing activities:
  Advance to Newton D. Becker                        (902,000)     (304,000)
  Partner withdrawals                                (169,000)     (392,000)
                                                   ----------    ----------
        Net cash used in financing activities      (1,071,000)   (1,112,000)
                                                   ----------    ----------
Net decrease in cash and cash equivalents            (474,000)     (264,000)

Cash and cash equivalents at beginning of year      1,502,000     1,766,000
                                                   ----------    ----------
Cash and cash equivalents at end of year           $1,028,000    $1,502,000
                                                   ==========    ==========
Supplemental disclosures of cash flow information
  Cash paid during the year for -
    Interest                                       $      400    $   24,000
  Noncash investing activity -
    Write-off of fully depreciated assets          $   73,488    $    8,600

        See accompanying notes to combined financial statements.

                                         BECKER CPA REVIEW COURSE


                        COMBINED STATEMENTS OF SHAREHOLDER'S AND PARTNERS' EQUITY
                             FOR YEARS ENDED APRIL 30, 1996 AND 1995 (NOTE 1)
                             ------------------------------------------------

                                Balance at                        Balance at                        Balance at
                                 April 30,    Net      Partners'   April 30,    Net     Partners'    April 30,
                                   1994      Income   Withdrawals    1995      Income  Withdrawals     1996
                                   ----      ------   -----------    ----      ------  -----------     ----
Becker CPA Review Course, Ltd.:
  General partner               $1,153,000  $172,000              $1,325,000  $163,000              $1,488,000
  Limited partners                 282,000   259,000  ($392,000)     149,000   245,000  ($169,000)     225,000
                                ----------  --------   --------   ----------  --------   --------   ----------
                                 1,435,000   431,000   (392,000)   1,474,000   408,000   (169,000)   1,719,000
                                ----------  --------   --------   ----------  --------   --------   ----------
Becker CPA Review Course of
 California:
  Capital stock                      4,000                             4,000                             4,000
  Retained earnings              1,144,000   294,000               1,438,000   249,000               1,687,000
  Deferred income taxes             25,000                            25,000                            25,000
                                ----------  --------   --------   ----------  --------   --------   ----------
                                 1,173,000   294,000               1,467,000   249,000               1,716,000
                                ----------  --------   --------   ----------  --------   --------   ----------
Intercompany eliminations       (1,308,000) (172,000)             (1,480,000) (163,000)              1,643,000
                                ----------  --------   --------   ----------  --------   --------   ----------
Combined                        $1,300,000  $553,000  ($392,000)  $1,461,000  $494,000  ($169,000)  $1,786,000
                                ==========  ========   ========   ==========  ========   ========   ==========

                See accompanying notes to combined financial statements.

                        BECKER CPA REVIEW COURSE


                 NOTES TO COMBINED FINANCIAL STATEMENTS
                 --------------------------------------

NOTE 1 - ORGANIZATION:
- ---------------------
The entities comprising the Becker CPA Review Course (the Course) are as follows:

Becker CPA Review Course, Ltd. (the Partnership)
- ------------------------------------------------
A California limited partnership formed on June 4, 1973 which operates schools in states other than California. Ownership interests are as follows:

      General Partner -
        Becker CPA Review Course of California
        (a California S Corporation owned 100% by
        Newton D. Becker)                                       40%

      Limited Partners -
        Newton D. Becker                                        15%
        David E. Becker                                         15%
        Laura E. Becker                                         15%
        Daniel J. Becker                                        15%
                                                               ----
                                                               100%
                                                               ====

Profits and losses are shared by the partners in proportion to their respective ownership ratios.

Becker CPA Review Course of California (the "Corporation")
- ----------------------------------------------------------
This is a California corporation incorporated on May 28, 1965 which operates schools within California. The Corporation is owned 100% by Newton D. Becker and has elected to be taxed as an S Corporation for both federal and state tax purposes.

At April 30, 1996 and 1995, 40 shares of capital stock, $100 par value, were issued and outstanding of the 250 shares authorized.

Acquisition by DeVry Inc.
- -------------------------
Effective June 19, 1996, DeVry Inc. acquired substantially all of the net combined assets of the Course.

NOTE 2 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:
- -----------------------------------------------------------------
Nature of Operations
- --------------------
The Becker CPA Review Course conducts accounting schools throughout the United States aimed primarily at preparing students to pass the nationally administered and centrally graded Certified Public Accountant's (CPA) examination. The CPA examination is held twice each year for a 2 day period beginning on a Wednesday afternoon early in May and November. Each term is conducted over a period of four or five months and ends the week before the CPA examination. There were 138 school locations in operation during 1996 and 135 during 1995. Additionally, Certified Management Accountant (CMA) review courses are offered in May and November. Newton D. Becker began the CPA course in 1959 in Cleveland, Ohio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Recognition of Income and Expenses
- ----------------------------------
The first school term for the CPA review course runs from June to October and the second term from December to April. Tuition, fees and related costs are taken into income over the period of each term. A liability is recognized for that portion of tuition received from students who may be entitled to a refund due to their not attending a full term. As registration for the May CMA course is conducted during April, all income related to the May review course is recorded as deferred income as of April 30, 1996. This balance is recognized as income over the one-month term of the course.

Concentration of credit risk with respect to tuition accounts receivable is limited due to the large number of the Course's students base and their dispersion. The Course generally does not require collateral from its students.

Principles of Combination
- -------------------------
The combined financial statements include the accounts of the Partnership and the Corporation described in Note 1. These entities are affiliated through substantially common ownership and common management. In combining the accounts, transactions and balances between entities have been eliminated.

Fair Value of Financial Instruments
- -----------------------------------
Financial instruments are valued at cost. Based on the short-term nature of the instruments, the carrying amount is a reasonable estimate of their fair value.

- ------
Cash and Cash Equivalents
- -------------------------
For the purpose of the combined statements of cash flows, all highly liquid debt instruments purchased with a maturity of three months or less are considered to be cash equivalents.

Property and Equipment
- ----------------------
Depreciation of equipment is provided on a straight-line basis over estimated useful lives which range from three to six years. Leasehold improvements are amortized on a straight-line basis over the shorter of the asset's useful life of five years, or the life of the lease.

Expenditures for betterments and major renewals are capitalized and maintenance and repairs are charged to operations as incurred. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss thereon is included in operations.

Refunds Due Students
- --------------------
The Course recognizes unutilized refunds due to students as income after two years.

NOTE 3 - RECEIVABLES:
- --------------------
Receivables at April 30 include the following:
                                                  1996            1995
                                                  ----            ----
  Current receivables:
    Tuition accounts receivable                 $616,000        $737,000
    Other receivables                             92,000         116,000
                                                --------        --------
                                                $708,000        $853,000
                                                ========        ========

NOTE 4 - ROYALTY EXPENSE:
- ------------------------
The Partnership pays a royalty fee to Newton D. Becker, based upon its income before deduction of royalty expense, for the use of instructional material such as tape recordings and transparencies prepared and continually updated by him. Under the royalty agreement, the Partnership advances royalty fees to Mr. Becker throughout the year.

NOTE 5 - INCOME TAXES:
- ---------------------
Effective May 1, 1989, the Becker CPA Review Course of California, a California corporation, elected to file its federal and California state income tax returns under the S Corporation provisions of the Internal Revenue Code and related California statute. In accordance with these provisions, corporate earnings at the federal level flow through and are taxed at the individual shareholder level; however, there remains a 1.5% corporate level surtax for California state franchise tax purposes. Deferred income taxes are provided for potential federal and state income tax deficiencies that may arise relating to years prior to fiscal year 1990.

NOTE 6 - RECEIVABLE FROM/ PAYABLE TO NEWTON D. BECKER:
- -----------------------------------------------------
At April 30, 1996, the Course had advanced $741,000 to Mr. Becker for royalty fees due. Other amounts due from Mr. Becker totaled $465,000. At April 30, 1995, royalty advances totaled $304,000.


NOTE 7 - COMMITMENTS:
- --------------------
Payments due under long-term noncancelable leases for rentals of classrooms and the headquarters in Los Angeles are as follows:

                     1997                 $  871,000
                     1998                    778,000
                     1999                    552,000
                     2000                    418,000
                     Thereafter              969,000
                                          ----------
                                          $3,588,000
                                          ==========
Long-term leases generally contain renewal options and provisions for increased rentals under certain conditions.

NOTE 8 - EMPLOYEE BENEFIT PLAN:
- ------------------------------
The Course has a defined benefit plan (the Plan) covering eligible employees. Normal retirement age is 65, with provision made for early or late retirement. Benefits are based on years of service and the employee's compensation, primarily during the last five years of service. The Course's funding policy is to make contributions as required by applicable regulations. All Plan assets are invested in an annuity contract with Principal Mutual Life Insurance Company.

A summary of the components of net periodic pension cost for the years ended April 30, 1996 and 1995 are as follows:

                                                           1996       1995
                                                           ----       ----
  Service cost - benefits earned during the period       $101,000   $130,000
  Interest cost                                            84,000     82,000
  Actual return on plan assets                           (107,000)   (67,000)
  Net amortization and deferral                            50,000     57,000
                                                         --------   --------
    Net periodic pension cost                            $128,000   $202,000
                                                         ========   ========

The funded status of the Plan at April 30, 1996 and 1995 is summarized below:

                                                           1996       1995
                                                           ----       ----
Actuarial present value of projected benefit obligation
  Vested employees                                     $1,217,000 $  789,000
  Non-vested employees                                     44,000    313,000
                                                       ---------- ----------
                                                        1,261,000  1,102,000
  Additional amounts related to projected salary
   increases                                              202,000    145,000
                                                       ----------  ---------
      Total projected benefit obligation                1,463,000  1,247,000

Plan assets at fair value                               1,286,000  1,086,000
                                                       ---------- ----------
Projected benefit obligation in excess of Plan assets    (177,000)  (161,000)
Unrecognized net gain                                    (256,000)  (332,000)
Unrecognized prior service cost                           471,000    521,000
Adjustment required to recognize minimum liability              -    (43,000)
                                                       ---------- ----------
      Prepaid/(accrued) pension cost                   $   38,000 ($  15,000)
                                                       ========== ==========

- ------
In accordance with Financial Accounting Standards Board Statement No. 87
(FAS 87), "Employees' Accounting for Pensions", the Course recorded an additional minimum pension liability at April 30, 1995 of $43,000 representing the unfunded accumulated benefit obligation. Also, as provided for in FAS 87, an equal amount was recorded as an intangible asset. As of April 30, 1996 no such unfunded accumulated benefit obligation existed.

The projected benefit obligations at April 30, 1996 and 1995 were determined using assumed discount rates of 6.25% and 7.0% and assumed 5.26% and 5.23% rates of increase in future compensation levels, respectively. The assumed long-term rate of return on plan assets was 7.00% for 1996 and 1995.

                                   DeVRY INC.

                      PRO FORMA COMBINED FINANCIAL STATEMENT
                                  (Unaudited)



     The following pro forma combined statement of income gives effect to the purchase of substantially all of the net assets of Becker CPA Review Course (Becker CPA) effective June 19, 1996 by two newly formed wholly owned subsidiaries of DeVry Inc. (the "Company").

     The pro forma information is based on the historical financial statements of the Company and Becker CPA and gives effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma combined statement of income. Under the purchase method, the assets acquired and liabilities assumed are recorded at their estimated fair values at the date of acquisition. The unaudited pro forma combined statement of income combines the results of operations of Becker CPA for the fiscal year ended April 30, 1996 with the results of operations of the Company for the fiscal year ended June 30, 1996, as if the acquisition had ocurred as of July 1, 1995.

     The pro forma combined statement of income has been prepared by Company management based upon the financial statements of Becker CPA included elsewhere herein. These pro forma combined statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.
The proforma combined statement of income should be read in conjunction with the audited financial statements and notes of Becker CPA contained elsewhere herein and of the Company contained in the Current Report on Form 8-K dated August 22, 1996 as filed with the Securities and Exchange Commission.

                                   DeVRY INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                        For the Year Ended June 30, 1996
                             (Dollars in Thousands)
                                  (Unaudited)


                                 Historical               Pro Forma
                          -----------------------  -----------------------
                          DeVry Inc.   Becker CPA  Adjustments     Combined
                          ----------   ----------  -----------     --------
REVENUES:

  Tuition                   $236,607     $ 19,809     $            $256,416
  Other Educational           22,341                                 22,341
  Interest                     1,059          122                     1,181
                            --------     --------     --------     --------
    Total Revenues           260,007       19,931            -      279,938
                            --------     --------     --------     --------

COSTS AND EXPENSES:

  Cost of Educational
    Services                 155,254        7,374                   162,628
  Student Services and
    Administrative Expense    70,992        8,394        1,455 (b)   80,841
  Interest Expense             1,063                     2,487 (b)    3,550
                            --------     --------     --------     --------
    Total Costs and Expenses 227,309       15,768        3,942      247,019
                            --------     --------     --------     --------
Income Before Royalty         32,698        4,163       (3,942)      32,919

Royalty                                     3,669       (3,669)(b)
                            --------     --------     --------     --------
Income Before Income Taxes    32,698          494         (273)      32,919

Income Tax Provision          13,453                        91 (b)   13,544
                            --------     --------     --------     --------
NET INCOME (LOSS)           $ 19,245     $    494     $   (364)    $ 19,375
                            ========     ========     ========     ========

EARNINGS PER COMMON SHARE      $1.14                                  $1.15
                            ========                               ========
Weighted Average Shares
  Outstanding (In thousands)  16,830                                 16,830
                            ========                               ========


               See notes to pro forma combined statement of income.

                                   DeVRY INC.
               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENT
                        For The Year Ended June 30, 1996



(a) Effective June 19, 1996, the Company acquired substantially all of the net assets of Becker CPA for $36,393,000 in cash and recorded contingent liabilities related to the acquisition of $350,000. The Company financed 100 % of the acquisition through borrowings under an existing revolving loan agreement.

     Under purchase accounting, Becker CPA's assets and liabilities are required to be adjusted to reflect their fair values. The amounts have been based on computational techniques designed to approximate their fair values. The purchase price has been allocated as follows:

       Net assets acquired as reported by Becker CPA     $993,000

       Fair value adjustments:
          Intellectual Property                        17,425,000
          Tradenames                                   17,465,000
          Goodwill & Other                                860,000
                                                      -----------
       Purchase price                                 $36,743,000
                                                      ===========
       Acquisition debt                               $36,393,000
       Contingent liabilities                             350,000
                                                      -----------
       Purchase price                                 $36,743,000
                                                      ===========

(b) The Pro Forma Combined Statement of Income combines results of operations as though the acquisition ocurred on July 1, 1995. In combining the entities, the following pro forma adjustments have been made:

       Amortization of intangible assets
          (Straight line over estimated useful
          lives of 5 to 25 years)                      $1,455,000

       Interest expense on borrowings to effect
          acquisition (Using Company's year end
          effective interest rate of 6.84%)             2,487,000

       Elimination of royalty payment to Becker
          CPA's principle shareholder                  (3,669,000)

       Income taxes at the Company's effective tax rate:
         Income tax expense on Becker CPA earnings        203,000

         Tax effects on above adjustments                (112,000)
                                                       ----------
       Net adjustment                                  $  364,000
                                                       ==========

                                   Signatures


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DeVRY INC.
                                                   -----------
                                                   (Registrant)


    Date:  August 29, 1996                       By:  /s/Norman M. Levine
                                                      -------------------
                                                      Norman M. Levine
                                                      Vice President and
                                                      Chief Operating Officer

    Date:  August 29, 1996                       By:  /s/Ronald L. Taylor
                                                      -------------------
                                                      Ronald L. Taylor
                                                      Chief Operating Officer

                                EXHIBIT INDEX

                                                             Sequentially
    Exhibit #                   Item                         Numbered Page
    ---------          --------------------------------     --------------
       23              Consent of Price Waterhouse, LLP,          21
                       independent accountants